Principal Components of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Accrued expenses	$ 404	$ 862
Product warranty provision		8
Allowance for doubtful accounts	1,247	434
Inventory provision	968	1,921
Depreciation and amortization	2,761	2,811
Impairment charge for intangible assets	427
Net operating loss carry forwards	5,398	5,058
Less: Valuation allowance	(11,025)	(11,094)
Net deferred tax assets	$ 0	$ 0